SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               FORM 8-K

                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):  February 13, 2002




                     BANYAN STRATEGIC REALTY TRUST
        ------------------------------------------------------
        (Exact name of Registrant as specified in its charter)




  Massachusetts                 0-15465             36-3375345
------------------         ----------------       ----------------
(State of or other         (Commission File       (I.R.S. Employer
 jurisdiction of                Number)            Identification
 incorporation)                                       Number)




2625 Butterfield Road, Suite 101 N
Oak Brook, Illinois                                     60523
----------------------------------------              ----------
(Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code      (630)218-7250




This document consists of 3 pages.

Exhibit index is located on page 2.













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


ITEM 5.    OTHER INFORMATION

     On February 14, 2002, the Trust issued a Press Release announcing that it has executed an amendment to the employment agreement between the Trust and L.G. Schafran, the Trust's Chairman, Interim President and Chief Executive Officer. The term of the amendment is from February 13, 2002 until the final liquidation and dissolution of the Trust in accordance with the Plan of Termination and Liquidation. A copy of the amendment is attached hereto as Exhibit (10.2) and a copy of press release is attached hereto as exhibit (99.1).These exhibits are incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)   Financial Statements.  Not applicable.

     (b)   Pro Forma Financial Information.  Not applicable.

     (c)   Exhibits

           EXHIBIT NUMBER         DESCRIPTION

           Exhibit (10.2)         First Amendment to Employment Agreement
                                  of L.G. Schafran dated February 13,
                                  2002

           Exhibit (99.1)         Press Release dated February 14, 2002









































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


                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: February 15, 2002     BANYAN STRATEGIC REALTY TRUST
                            (Registrant)




                            By:   /S/ JOEL L. TEGLIA
                                  -------------------------
                                  Joel L. Teglia
                                  Executive Vice President,
                                  Chief Financial and
                                  Accounting Officer
















































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